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                        The Prudential Series Fund, Inc.

                     Supplement dated December 13, 2002 to
                          Prospectus dated May 1, 2002
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                   Diversified Conservative Growth Portfolio

   The following amends the section of the prospectus entitled 'How the Fund is Managed--Portfolio Managers:'

   Bradley Goldberg has announced his intention to retire effective December 31, 2002. Following Mr. Goldberg's retirement, the portion of the Portfolio managed by Jennison Associates LLC will continue to be managed by Tom Kolefas.

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                         Jennison 20/20 Focus Portfolio

   The following amends the section of the prospectus entitled 'How the Fund is Managed--Portfolio Managers:'

   Bradley Goldberg has announced his intention to retire effective December 31, 2002. Following Mr. Goldberg's retirement, the value portion of the Portfolio will be managed by Tom Kolefas.

   Mr. Kolefas is a Senior Vice President at Jennison, a position he has held since September 2002. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Investment Management, Inc. He joined Prudential in May 2000 from Loomis Sayles & Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University.


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